Unaudited condensed consolidated statements of comprehensive income or loss - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2020	Jun. 30, 2019	Jun. 30, 2020	Jun. 30, 2019
Unaudited condensed consolidated statements of comprehensive income or loss
Loss for the period	$ (13,338)	$ (10,512)	$ (52,775)	$ (4,613)
Items that may be reclassified subsequently to profit or loss:
Effective portion of changes in fair value of cash flow hedges, net of amounts recycled to profit or loss	1,881	(1,225)	(2,229)	(2,464)
Other comprehensive (loss)/income for the period	1,881	(1,225)	(2,229)	(2,464)
Total comprehensive loss for the period	(11,457)	(11,737)	(55,004)	(7,077)
Attributable to:
Owners of the Group	(19,467)	(27,223)	(75,056)	(39,409)
Non-controlling interests	$ 8,010	$ 15,486	$ 20,052	$ 32,332